UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2012

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2012, the Board of Directors of Walter Energy, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws.  The primary changes implemented by the amendments, which were effective immediately upon approval, are described below.

1.              Amendment to Article I, Section 2, Subsection A, stating that the Chairman of the Board of Directors (the “Chairman”), not the President, may call special meetings of stockholders.

2.              Amendment to Article I, Section 2, Subsections B and D, revising the definitions of “Derivative Instrument” and “short interest.”

3.              Amendment to Article I, Section 2, Subsection D, clarifying that compliance with the advance notice requirements of the By-Laws are the exclusive means for a stockholder to make nominations or submit other business.

4.              Amendment to Article I, Section 4, conferring on the chairman of a meeting of the stockholders the authority to adjourn such meeting (whether or not a quorum is present).

5.              Amendments to Article I, Section 5, implementing (a) for all matters submitted to a meeting of stockholders other than the election of directors, the voting standard of a majority in voting power present at the meeting and entitled to vote on the subject matter and (b) for the election of directors in uncontested elections, the voting standard of a majority of the votes cast, with a plurality voting carve-out for contested elections.

6.              Amendment to Article I adding Section 7, conferring authority to the Chief Executive Officer (“CEO”) and the Chairman to preside over a meeting of the stockholders and, in the absence of the CEO and Chairman, a majority of the Board members present at the meeting may appoint chairman of the stockholders’ meeting.

7.              Amendment to Article I adding Section 8, authorizing the Board of Directors or the chairman of a stockholders’ meeting to prescribe rules, regulations and procedures for the conduct of a stockholders’ meeting.

8.              Amendment to Article I adding Section 9, authorizing the Chairman or the Board of Directors to postpone a stockholders’ meeting with at least 48 hours notice.

The Company’s Corporate Governance Guidelines have established procedures with respect to the resignation of any director who does not receive a majority of the votes cast in an election that is not a Contested Election (as defined in the Company’s Amended and Restated By-Laws).  The Company’s Corporate Governance Guidelines can be found on the corporate governance section of the “Investors” page of the Company’s website at www.walterenergy.com.

The preceding description is qualified in its entirety by reference to the Amended and Restated By-Laws of the Company, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)                           Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Walter Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: February 23, 2012	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Senior Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Walter Energy, Inc.